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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 25, 2002
                                                           -------------



                              NovaMed Eyecare, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                 0-26625             36-4116193
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(State or Other Jurisdiction     (Commission          (IRS Employer
     of incorporation)           File Number)      Identification No.)



980 North Michigan Avenue, Suite 1620, Chicago, Illinois       60611
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       (Address of Principal Executive Offices)              (Zip Code)

        Registrant's telephone number, including area code (312) 664-4100
                                                           --------------

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Item 4. Changes in Registrant's Certifying Accountant.

     On July 25, 2002, we dismissed our independent public accountants, Arthur Andersen LLP ("Andersen"), and engaged PricewaterhouseCoopers LLP ("PwC") as our new independent public accountants. This change was approved by our Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors. PwC will review our financial statements for the quarter ended June 30, 2002, that will be included in our Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission by no later than August 14, 2002.

     The audit reports issued by Andersen on our consolidated financial statements for the years ended December 31, 2001 and December 31, 2000, did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     Moreover, during our two most recent fiscal years and through our dismissal of Andersen on July 25, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports on our consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

     We have provided Andersen with a copy of the foregoing disclosures and, after reasonable efforts to obtain a letter from Andersen confirming its agreement with these disclosures, we have not yet received any such letter. Consequently, in accordance with temporary Item 304T ofRegulation S-K, no such letter from Andersen is included with this filing.

     During the years ended December 31, 2001 and 2000 and through July 25, 2002, we did not consult with PwC with respect to the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or events described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NOVAMED EYECARE, INC.

Dated:  July 30, 2002                 By:  /s/ Stephen J. Winjum
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                                           Stephen J. Winjum
                                           President and Chief Executive Officer